UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 3, 2008

                 The South Financial Group, Inc.

(Exact name of registrant as specified in its charter)

South Carolina	0-15083	57-0824914
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification Number)

102 South Main Street, Greenville, South Carolina                  29601

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (864) 255-7900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

Members of The South Financial Group, Inc. (“TSFG”) management will use the attached Investor Presentation for Fourth Quarter 2008 from time to time through December 31, 2008 during meetings with investors, analysts, and other interested parties.  This presentation is also available at TSFG’s web site, www.thesouthgroup.com, under the Investor Relations link.  The Investor Presentation is attached as Exhibit 99.1 and is being furnished, not filed, under item 7.01 of this Form 8-K.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

The following exhibit is being furnished herewith:

Exhibit 99.1 – Investor Presentation

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE SOUTH FINANCIAL GROUP, INC.

December 3, 2008	By:	/s/ William P. Crawford, Jr. William P. Crawford, Jr. Executive Vice President and General Counsel